UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 23, 2001




                            STONE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)




--------------------------------     ------------------    --------------------
          Delaware                        1-12074               72-1235413
(State or other jurisdiction          (Commission File       (I.R.S. employer
of incorporation or organization)         Number)            identification no.)
---------------------------------    ------------------    --------------------


       625 E. Kaliste Saloom Road
            Lafayette, Louisiana                                      70508
  (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (337) 237-0410


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Item 5.  OTHER EVENTS

     On April 23, 2001, Stone Energy Corporation announced that Michael S. Smith, former President and Chief Executive Officer of Basin Exploration, Inc., has resigned as a member of Stone Energy's Board of Directors and has withdrawn his name as a nominee for re-election to the Board at Stone Energy's annual meeting on May 17, 2001. The resignation takes effect immediately. Stone Energy does not intend to replace Michael S. Smith with another nominee or director and anticipates reducing the number of directors on its Board from 11 to 10.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                STONE ENERGY CORPORATION



Date: April 23, 2001                            By:/s/ James H. Prince
                                                  -----------------------------
                                                       James H. Prince
                                                   Chief Financial Officer